UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2014

TTM TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31285	91-1033443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1665 Scenic Avenue, Suite 250

Costa Mesa, California 92626

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (714) 327-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

On February 27, 2014, the audit committee of our board of directors determined to dismiss PricewaterhouseCoopers LLP (“PwC”), which had been serving as our independent registered public accounting firm. The decision was approved by the audit committee of our board of directors. PwC was notified of the decision on February 28, 2014.

During the two most recent fiscal years ended December 31, 2012 and December 30, 2013 and the subsequent interim period through and including February 27, 2014, there were no (i) disagreements between us and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the financial statements for such years or (ii) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The reports of PwC on our consolidated financial statements as of and for the past two fiscal years ended December 31, 2012 and December 30, 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

We have requested PwC to furnish a letter addressed to the Securities and Exchange Commission stating whether PwC agrees with the statements made in this part (a) of Item 4.01 by us. A copy of this letter is attached to this Form 8-K as Exhibit 16.

(b) New independent registered public accounting firm

On February 27, 2014, the audit committee of our board of directors selected KPMG LLP to audit our financial statements for the fiscal year ending December 29, 2014. The decision was approved by the audit committee of our board of directors.

During the two most recent fiscal years ended December 31, 2012 and December 30, 2013 and the subsequent interim period through and including February 27, 2014, we did not consult with KPMG LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided that KPMG LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit No.	Description

16	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated March 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2014	TTM TECHNOLOGIES, INC.

	By:	/s/ Todd B. Schull
Todd B. Schull
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

16	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated March 4, 2014.